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EXHIBIT 10.67

                             INTERCREDITOR AGREEMENT
                                 SIDE AGREEMENT

                  This Intercreditor Side Agreement, dated as of August 24, 2007 (this "AGREEMENT"), is by and among Field Point I, Ltd., Field Point III, Ltd.,
J. Aron & Company, SPF CDO I, Ltd., SPCP Group, L.L.C. and the other financial institutions from time to time party to the Second Lien Loan Agreement (as defined below) (collectively, the "SECOND LIEN LENDERS") and Silver Point Finance, LLC ("SILVER POINT"), as collateral agent for the benefit of the Second Lien Lenders (in such capacity, the "SECOND LIEN AGENT").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Second Lien Lenders and the Second Lien Agent are party to that certain Second Lien Loan and Security Agreement, dated as of August 24, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "SECOND LIEN LOAN AGREEMENT"), among Pacific Energy Alaska Operating LLC, as borrower (the "BORROWER"), Pacific Energy Alaska Holdings, LLC, as an Obligor ("HOLDINGS"), the other Obligors from time to time party thereto, the Second Lien Agent and the Second Lien Lenders;

                  WHEREAS, the Second Lien Lenders and the Second Lien Agent are parties to that certain Intercreditor Agreement, dated as of August 24, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), among the Borrower, Holdings, the financial institutions from time to time party to the First Lien Loan Agreement (as defined below) (collectively, the "FIRST LIEN LENDERS"), Silver Point, as agent for the First Lien Lenders (in such capacity, together with its successors and permitted assigns, the "FIRST LIEN AGENT"), the Second Lien Lenders and the Second Lien Agent;

                  WHEREAS, the Borrower, Holdings, the First Lien Lenders and the First Lien Agent are party to that certain Loan and Security Agreement, dated as of August 24, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "FIRST LIEN LOAN AGREEMENT");

                  WHEREAS, pursuant to the terms and conditions of the Intercreditor Agreement, upon the occurrence of a Purchase Trigger (as defined in the Intercreditor Agreement), the Second Lien Lenders shall have the option to purchase from the First Lien Creditors (as defined in the Intercreditor Agreement) all of the First Lien Loan Obligations (as defined in the Intercreditor Agreement) owing to the First Lien Creditors (such option to purchase, the "PURCHASE OPTION"); and

                  WHEREAS, the Second Lien Lenders and the Second Lien Agent desire to set forth their agreement as to certain of their respective rights and obligations with respect to the exercise of the option of the Second Lien Lenders to purchase the First Lien Loan Obligations owing to the First Lien Creditors.

                  NOW, THEREFORE, in consideration of the premises herein contained, the parties hereto agree as follows:


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                                    ARTICLE I
                                   DEFINITIONS

                  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth therefor in the Intercreditor Agreement.

                                   ARTICLE II
                           EXERCISE OF PURCHASE OPTION

                  Upon receipt by the Second Lien Agent of an Agent's Notice, the Second Lien Lenders herby agree that the Second Lien Agent may and, at the request of Required Lenders (as defined in the Second Lien Loan Agreement), shall, exercise the Purchase Option in accordance with the terms set forth below.

                                   ARTICLE III
                                   COMMITMENTS

                  Section 3.1 OFFER FROM SECOND LIEN AGENT TO SECOND LIEN
LENDERS.

                  (a) Upon the occurrence of a Purchase Trigger (as defined in the Intercreditor Agreement), the Second Lien Agent shall promptly (but in no event more than three (3) Business Days after the Second Lien Agent's receipt of the Agent's Notice) give notice to each Second Lien Lender (each such notice by the Second Lien Agent is hereinafter referred to as a "Purchase Notice") of such Agent's Notice and request that each Second Lien Lender indicate its interest in purchasing and commit to purchase an amount of the First Lien Loan Obligations up to such Second Lien Lender's Pro Rata (as defined in the Second Lien Loan Agreement) share of the First Lien Loan Obligations to be purchased pursuant to the Purchase Option. The Second Lien Agent shall, based upon the information available to it at the time, include in the Purchase Notice an estimate of the principal amount of First Lien Loan Obligations that must be purchased pursuant to the Purchase Option (plus information to the extent available about accrued and unpaid interest, fees, costs, expenses and letter of credit obligations that are part of the First Lien Loan Obligations that must be purchased pursuant to the Purchase Option).

                  (b) In the Purchase Notice, the Second Lien Agent shall also request that each Second Lien Lender indicate its interest in purchasing and commit to purchase amounts of the First Lien Loan Obligations in excess of its Pro Rata share ("EXCESS REQUESTS").

                  Section 3.2 COMMITMENTS.

                  (a) Upon the receipt by each Second Lien Lender of a Purchase Notice from the Second Lien Agent as described in Section 3.1 above, if such Second Lien Lender desires to purchase any amount of the First Lien Loan Obligations (up to or above its Pro Rata share of the First Lien Loan Obligations pursuant to the Purchase Option), such Second Lien Lender shall promptly provide the Second Lien Agent a commitment to purchase such amount (each such lender, a "PARTICIPATING SECOND LIEN LENDER"). In any event, any Second Lien Lender that receives a Purchase Notice from the Second Lien Agent and desires to purchase any amount of the First Lien Loan Obligations must, within three (3) Business Days of delivery to such Second Lien Lender of written


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notice that Required Lenders (as defined in the Second Lien Loan Agreement) have determined to exercise the Purchase Option, provide the Second Lien Agent a commitment to purchase such amount. Such commitments of such Second Lien Lenders shall be in writing, shall not be subject to any contingencies other than the closing of the Purchase Option, and shall otherwise be in form and substance reasonably satisfactory to the Second Lien Agent. Any Second Lien Lender that does not provide its commitment to participate in the Purchase Option in accordance with the terms and conditions of this Section 3.2 hereby agrees and acknowledges that it has irrevocably waived its right to participate in the Purchase Option.

                  (b) If the Second Lien Agent does not receive sufficient commitments from the Second Lien Lenders to purchase the entire amount of the First Lien Loan Obligations, the Second Lien Agent may, in its discretion, offer the option to purchase amounts available to Eligible Assignees.(1) Any Eligible Assignee that commits to purchase shares of the First Lien Loan Obligations pursuant to the Purchase Option, and whose commitment is accepted by the Second Lien Agent, shall be deemed to be a "Second Lien Lender" and a "Participating Second Lien Lender" for the purposes of this Agreement.

                  Section 3.3 PURCHASE OPTION CLOSING.

                  (a) The Second Lien Agent, upon its receipt of the necessary commitments of the Participating Second Lien Lenders to purchase the entire amount of the First Lien Loan Obligations, shall, in accordance with the terms and conditions of the Intercreditor Agreement, promptly send the Purchase Notice to the First Lien Agent. Each Participating Second Lien Lender shall comply with the terms and conditions of the Intercreditor Agreement, including, without limitation, by executing such Assignment Agreements, agreeing to pay such fees and expenses, and making such payments at such times and to such accounts are required by it under the Intercreditor Agreement and taking such actions as are reasonably requested by the Second Lien Agent in furtherance thereof.

                  (b) Final allocations of the amount of First Lien Loan Obligations to be purchased by each Second Lien Lender shall be determined (i) FIRST by allocating to each Participating Second Lien Lender (other than Eligible Assignees) the amount such lender committed to purchase, up to its Pro Rata share, (ii) SECOND by allocating to each Participating Second Lien Lender (other than Eligible Assignees) its Excess Request (subject to being cut back ratably based upon such Participating Second Lien Lender's Excess Request amount relative to all Excess request amounts in the aggregate) and (iii) THIRD to Eligible Assignees as necessary, in the Second Lien Agent's discretion.

----------------------
(1) Eligible Assignee means a Person that is (a) a Lender, U.S.-based Affiliate of a Lender or Approved Fund; (b) any other financial institution or other entity approved by Agent and Borrower (which approval by Borrower shall not be unreasonably withheld or delayed, and shall be deemed given if no objection is made within five Business Days after notice of the proposed assignment to a Senior Officer), that is organized under the laws of the United States or any state or district thereof, has total assets in excess of $1.5 billion and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of the Code or any other Applicable Law; and (c) during any Event of Default, any Person acceptable to Agent in its discretion.


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                                   ARTICLE IV
                                  MISCELLANEOUS

                  Section 4.1 NOTICES. Any notice or other communication herein required or permitted to be given shall be given in accordance with Section 9.01 of the Second Lien Loan Agreement.

                  Section 4.2 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the terms hereof, shall in any event be effective unless it is in writing and signed by each of the Second Lien Agent and the Required Lenders; provided, however, that from and after the Purchase Date, any amendment or waiver shall require the signatures of each of the Second Lien Agent and each Participating Second Lien Lender.

                  Section 4.3 SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall be binding on and inure to the benefit of each of the Second Lien Agent, the Second Lien Lenders and the Participating Second Lien Lenders and their respective successors and assigns.

                  (b) In the case of an assignment or transfer of the rights and obligations of the Second Lien Agent to any replacement Second Lien Agent, the assignee or transferee assuming the role of a replacement Second Lien Agent shall execute and deliver a written acknowledgment to the Second Lien Lenders that it has assumed all rights and obligations of the Second Lien Agent hereunder and shall be bound by the terms of this Agreement (it being agreed and understood that the failure to deliver such written acknowledgment shall not in any manner otherwise affect any Person's rights or obligations hereunder).

                  (c) In the case of an assignment or transfer of any Second Lien Loan Obligations (other than assignments to an affiliate of a Second Lien Lender pursuant to which notices to, and actions hereunder by, the assignor are binding on the assignee), the assignee or transferee acquiring any interest in the Second Lien Loan Obligations shall execute and deliver a written acknowledgment to the Second Lien Agent of receipt of a copy of this Agreement and the written agreement by such Person to be bound by the terms of this Agreement, in each case in form and substance satisfactory to the Second Lien Agent (it being agreed and understood that the failure to deliver such written acknowledgment shall not in any manner otherwise affect any Person's rights or obligations hereunder).

                  Section 4.4 SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.


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                  Section 4.5 EFFECTIVENESS. This Agreement shall become
effective on the date on which the Second Lien Agent has received counterparts bearing signatures of all parties hereto on the date hereof.

                  Section 4.6 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT'S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.

                  Section 4.7 WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, THE RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

                  Section 4.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the day and year first written above.


                             SILVER POINT FINANCE, L.L.C., AS SECOND LIEN AGENT


                             By:       /S/ FREDERICK H. FOGEL
                                      ------------------------------------------
                            Name: Frederick H. Fogel
                             Title:   Authorized Signatory



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                             SILVER POINT FINANCE, LLC, AS SECOND LIEN LENDER


                             By:       /S/ FREDERICK H. FOGEL
                                      ------------------------------------------
                            Name: Frederick H. Fogel
                             Title:   Authorized Signatory



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                             J. ARON & COMPANY, AS SECOND LIEN LENDER


                             By:       /S/ DONNA MANSFIELD
                                      ------------------------------------------
                              Name: Donna Mansfield
                             Title: Attorney In Fact



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                             FIELD POINT I, LTD., AS SECOND LIEN LENDER


                             By:       /S/ FREDERICK H. FOGEL
                                      ------------------------------------------
                            Name: Frederick H. Fogel
                             Title:   Authorized Signatory



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                             FIELD POINT III, LTD., AS SECOND LIEN LENDER


                             By:       /S/ FREDERICK H. FOGEL
                                      ------------------------------------------
                            Name: Frederick H. Fogel
                             Title:   Authorized Signatory



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                             SPF CDO I, LTD., AS SECOND LIEN LENDER


                             By:       /S/ FREDERICK H. FOGEL
                                      ------------------------------------------
                            Name: Frederick H. Fogel
                             Title:   Authorized Signatory



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                             SPCP GROUP, L.L.C., AS SECOND LIEN LENDER


                             By:       /S/ FREDERICK H. FOGEL
                                      ------------------------------------------
                            Name: Frederick H. Fogel
                             Title:   Authorized Signatory



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